UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 24, 2014

Date of Report (Date of earliest event reported)

RAYONIER ADVANCED MATERIALS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36285	46-4559529
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Riverplace Boulevard, Suite 2300

Jacksonville, Florida 32207

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (904) 357-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Separation-Related Agreements

On May 28, 2014, Rayonier Advanced Materials Inc. (the “Company”) entered into a separation and distribution agreement with Rayonier Inc. (“Rayonier”), pursuant to which Rayonier agreed to transfer its performance fibers business to the Company (the “Separation”) and distribute 100% of the outstanding common stock of the Company to Rayonier shareholders in a tax-free distribution (the “Distribution”). The Distribution was made at 11:59 p.m., Eastern Time, on June 27, 2014 to Rayonier shareholders of record as of the close of business on June 18, 2014. As a result of the Distribution, the Company is now an independent public company and its common stock is listed under the symbol “RYAM” on the New York Stock Exchange.

In connection with the Separation and Distribution, on June 27, 2014, the Company entered into various agreements with Rayonier contemplated by the separation and distribution agreement to provide a framework for the Company’s relationship with Rayonier after the Separation and Distribution, including the following agreements:

•	a Transition Services Agreement;

•	a Tax Matters Agreement;

•	an Employee Matters Agreement; and

•	an Intellectual Property Agreement.

A summary of these agreements can be found in the Company’s information statement, dated June 18, 2014 (the “Information Statement”), which is included as Exhibit 99.1 to this Form 8-K, under the section entitled “Certain Relationships and Related Person Transactions.” These summaries are incorporated by reference into this Item 1.01 as if restated in full. The description of those agreements set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of those agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4.

Debt Arrangements

On June 26, 2014, the Company entered into senior secured credit facilities comprised of a $110 million senior secured term loan facility (the “Term A-1 Loan Facility”), a $290 million senior secured term loan facility (the “Term A-2 Loan Facility” and together with the Term A-1 Facility, the “Term Loan Facilities”) and a $250 million senior secured revolving credit facility (which includes letter of credit and swingline loans subfacilities) (the “Revolving Credit Facility” and together with the Term Loan Facilities, the “Credit Facilities”). Merrill Lynch Pierce Fenner & Smith Incorporated and CoBank, ACB are the joint lead arrangers in connection with the Credit Facilities. Bank of America, N.A. is the administrative agent and collateral agent under the Credit Facilities. Rayonier A.M. Products Inc., which is a wholly owned domestic subsidiary of the Company, and the Company are each borrowers under the Revolving Credit Facility; Rayonier A.M. Products Inc. is the sole borrower under the Term Loan Facilities.

The loans under the Credit Facilities will bear interest at either (a) a base rate or (b) an adjusted LIBOR rate, in each case, plus an applicable margin (the “Applicable Margin”), in the case of base rate loans, ranging between 0.25% and 1.00%, and in the case of adjusted LIBOR rate loans, ranging between 1.25% and 2.00%. The Applicable Margin for borrowings under the Credit Facilities will be based on a consolidated total net leverage based pricing grid.

The Company and Rayonier A.M. Products Inc., as applicable, will also be required to pay commitment fees to the lenders under the Revolving Credit Facility in respect of unutilized commitments thereunder. The amount of the commitment fees will be based on a consolidated total net leverage based grid. In addition, the Company and Rayonier A.M. Products Inc., as applicable, will be required to pay customary fees in connection with the issuance of letters of credit under the Revolving Credit Facility.

All obligations under the Credit Facilities are guaranteed by the Company and, subject to certain exclusions and after giving pro forma effect to the Separation and Distribution, by each of the Company’s and Rayonier A.M. Products Inc.’s existing and future direct and indirect wholly-owned domestic subsidiaries (collectively, together with the Company, the “Credit Facility Guarantors”). The Credit Facility Guarantors and the guarantors of the 5.50% senior notes due 2024 issued by Rayonier A.M. Products Inc. on May 22, 2014, will be substantially the same. In addition, Rayonier A.M. Products Inc. will guarantee the obligations of the Company under the Revolving Credit Facility. The Credit Facility Guarantors have granted or will grant Bank of America, N.A., in its capacity as collateral agent, for the benefit of the lenders, a valid and perfected lien and security interest in substantially all present and future material assets, including the Jesup, Georgia facility real property (but excluding the Fernandina Beach Facility), owned by any Credit Facility Guarantor.

The Credit Facilities contain a number of covenants that restrict the ability of the Company, Rayonier A.M. Products Inc. and their restricted subsidiaries to take certain specified actions, subject to certain significant exceptions, including: (i) creating liens; (ii) incurring indebtedness; (iii) making investments and acquisitions; (iv) engaging in mergers and other fundamental changes; (v) making dispositions; (vi) making restricted payments, including dividends and distributions; and (vii) consummating transactions with affiliates. Under the Credit Facilities, the Company will be required to maintain a consolidated first lien secured net leverage ratio of no greater than 3.00 to 1.00 and an interest coverage ratio of no less than 3:00 to 1.00, which covenants will be tested quarterly on a pro forma and trailing twelve month basis. Additionally, the Credit Facilities contain customary affirmative covenants for credit facilities of this kind and customary events of default (subject, in certain cases, to customary grace or cure periods), including, without limitation, payment defaults, breach of covenant defaults, bankruptcy defaults, judgment defaults, defaults under certain other indebtedness and changes in control.

The description of the Credit Facilities set forth under this Item 1.01 is qualified in its entirety by reference to the Credit Agreement, dated as of June 24, 2014, among Rayonier A.M. Products Inc., the Company (following its joinder thereto), the subsidiary loan parties from time to time party thereto (following their joinder thereto), the lenders from time to time party thereto and Bank of America, N.A., as administrative agent.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under the heading “Debt Arrangements” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Officers

On June 24, 2014, Benson Woo was appointed Senior Vice President and Chief Financial Officer of the Company. Biographical and compensation information on Mr. Woo can be found in the Company’s Information Statement under the section entitled “Management—Executive Officers Following the Distribution” and “Executive Compensation,” which are incorporated by reference into this Item 5.02.

Resignation and Appointment of Directors

The Board of Directors of the Company (the “Board”) expanded its size from three directors to nine directors, effective as of immediately prior to the Effective Time. As of the Effective Time, each of C. David Brown, II, Mark E. Gaumond, James H. Miller, Thomas I. Morgan, DeLyle W. Bloomquist, James Kirsch and Lisa Palumbo were elected as a director of the Company, and Michael R. Herman, who had been serving as a member of the Board, ceased to be a director of the Company. Ronald Townsend and Paul G. Boynton remain on the Board and will continue to serve as directors of the Company following the Distribution.

As a result of the elections and resignation described above, the Board of the Company is currently constituted into three classes, as follows:

Class I:	James H. Miller, Ronald Townsend and James Kirsch are appointed to serve in the first class of directors of the Board whose term expires at the Company’s 2015 annual meeting of stockholders;

Class II:	C. David Brown, II, Thomas I. Morgan and Lisa Palumbo are appointed to serve in the second class of directors of the Board whose term expires at the Company’s 2016 annual meeting of stockholders; and

Class III:	Paul G. Boynton, Mark E. Gaumond and DeLyle W. Bloomquist are appointed to serve in the third class of directors of the Board whose term expires at the Company’s 2017 annual meeting of stockholders.

Biographical and compensation information on each of the directors elected to the Board, as well as on Ronald Townsend and Paul G. Boynton, can be found in the Company’s Information Statement under the section entitled “Directors—Board of Directors Following the Distribution” and “Executive Compensation,” which are incorporated by reference into this Item 5.02.

As of the Effective Time:

•	Mr. Gaumond (Chair), Ms. Palumbo and Messrs. Miller, Bloomquist and Kirsch were appointed to serve as members of the Audit Committee of the Board. Mr. Townsend had already been appointed to serve as a member of the Audit Committee of the Board and will continue to serve in that capacity;

•	Mr. Miller (Chair), Ms. Palumbo, and Messers. Brown, Gaumond and Morgan were appointed to serve as members of the Nominating and Corporate Governance Committee of the Board;

•	Mr. Morgan (Chair) and Messrs. Brown, Bloomquist and Kirsch were appointed to serve as members of the Compensation and Management Development Committee of the Board. Mr. Townsend had already been appointed to serve as a member of the Compensation and Management Development Committee of the Board and will continue to serve in that capacity; and

•	Mr. Brown was appointed as the lead director of the Board.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 27, 2014, the Company amended and restated its Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) and its Bylaws (the “Amended and Restated Bylaws”). A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws can be found in the Company’s Information Statement under the section entitled “Description of Rayonier Advanced Materials Inc.’s Capital Stock,” which is incorporated by reference into this Item 5.03. The description set forth under this Item 5.03 is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively.

Item 5.05	Amendments to the Registrants Code of Ethics, or Waiver of a Provision of the Code of Ethics

In connection with the Distribution, the Board adopted a Standard of Ethics and Code of Corporate Conduct effective as of immediately prior to the Effective Time. A copy of the Company’s Standard of Ethics and Code of Corporate Conduct is available under the Governance section of the Company’s website at www.rayonieram.com.

Item 8.01	Other Events

On June 30, 2014, the Company issued a press release announcing the completion of the Distribution and the start of the Company’s operations as an independent company. A copy of the press release is attached hereto as Exhibit 99.2.

In connection with the Distribution, the Board adopted Corporate Governance Principles, including director independence standards, effective as of immediately prior to the Effective Time. A copy of the Company’s Corporate Governance Principles, including the director independence standards attached as an exhibit thereto, is available under the Governance section of the Company’s website at www.rayonieram.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

3.1	Amended and Restated Certificate of Incorporation of Rayonier Advanced Materials Inc.

3.2	Amended and Restated Bylaws of Rayonier Advanced Materials Inc.

10.1	Transition Services Agreement, dated as of June 27, 2014, by and between Rayonier Inc. and Rayonier Advanced Materials Inc.

10.2	Tax Matters Agreement, dated as of June 27, 2014, by and among Rayonier Inc., Rayonier Advanced Materials Inc., Rayonier TRS Holdings Inc. and Rayonier A.M. Products Inc.

10.3	Employee Matters Agreement, dated as of June 27, 2014, by and between Rayonier Inc. and Rayonier Advanced Materials Inc.

10.4	Intellectual Property Agreement, dated as of June 27, 2014, by and between Rayonier Inc. and Rayonier Advanced Materials Inc.

10.5	Credit Agreement, dated as of June 24, 2014, among Rayonier A.M. Products Inc., Rayonier Advanced Materials Inc. (following its joinder thereto), the subsidiary loan parties from time to time party thereto (following their joinder thereto), the lenders from time to time party thereto and Bank of America, N.A., as administrative agent

99.1	Information Statement of Rayonier Advanced Materials Inc., dated June 18, 2014 (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Rayonier Advanced Materials Inc. with the SEC on June 18, 2014)

99.2	Press release of Rayonier Advanced Materials Inc., dated June 30, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rayonier Advanced Materials Inc.

Date: June 30, 2014	By:	/s/ Michael R. Herman
Michael R. Herman
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	Amended and Restated Certificate of Incorporation of Rayonier Advanced Materials Inc.

3.2	Amended and Restated Bylaws of Rayonier Advanced Materials Inc.

10.1	Transition Services Agreement, dated as of June 27, 2014, by and between Rayonier Inc. and Rayonier Advanced Materials Inc.

10.2	Tax Matters Agreement, dated as of June 27, 2014, by and among Rayonier Inc., Rayonier Advanced Materials Inc., Rayonier TRS Holdings Inc. and Rayonier A.M. Products Inc.

10.3	Employee Matters Agreement, dated as of June 27, 2014, by and between Rayonier Inc. and Rayonier Advanced Materials Inc.

10.4	Intellectual Property Agreement, dated as of June 27, 2014, by and between Rayonier Inc. and Rayonier Advanced Materials Inc.

10.5	Credit Agreement, dated as of June 24, 2014, among Rayonier A.M. Products Inc., Rayonier Advanced Materials Inc. (following its joinder thereto), the subsidiary loan parties from time to time party thereto (following their joinder thereto), the lenders from time to time party thereto and Bank of America, N.A., as administrative agent

99.1	Information Statement of Rayonier Advanced Materials Inc., dated June 18, 2014 (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Rayonier Advanced Materials Inc. with the SEC on June 18, 2014)

99.2	Press release of Rayonier Advanced Materials Inc., dated June 30, 2014